SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2024
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(832) 834-9144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Separation and Consulting Agreements of David J. Arthur
On February 20, 2024 (the “Separation Date”), Salarius Pharmaceuticals, Inc. (the “Company”) entered into a separation and release agreement (the “Separation Agreement”) with David J. Arthur, the Company’s President and Chief Executive Officer, which provides for Mr. Arthur’s separation of employment, effective as of the Separation Date. Under the Separation Agreement, and subject to Mr. Arthur agreeing to a release of claims and complying with certain other continuing obligations contained therein, the Company will pay Mr. Arthur a lump-sum payment equal to the amounts owed to him pursuant to Section 5(c)(ii) of that certain Amended and Restated Employment Agreement, dated February 5, 2019, by and between the Company and Mr. Arthur, which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-4, filed with the U.S. Securities and Exchange Commission on February 14, 2019, as amended by that certain Amendment, dated September 10, 2019, filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Commission on September 16, 2019. Under the terms of the Separation Agreement, Mr. Arthur has elected to receive such amounts in a lump sum.
Mr. Arthur will remain the Company’s principal executive officer and provide services to the Company in such capacity pursuant to a Consulting Agreement, dated February 20, 2024, by and between the Company and Mr. Arthur (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Arthur is required to devote at least one-fourth (1/4) of his time on a weekly basis (on average 10 or more hours/week) to performing the services set forth in the Consulting Agreement. In exchange for Mr. Arthur’s services as set forth in the Consulting Agreement, Mr. Arthur will receive $10,417 per month. The term of the Consulting Agreement expires on February 20, 2025, unless earlier terminated by either party in accordance with the terms of the Consulting Agreement.
In addition, on the Separation Date, the Company entered into a Notice of Stock Option Amendment with Mr. Arthur (the “Notice of Stock Option Amendment), pursuant to which the Board amended the stock options to purchase shares of common stock granted to Mr. Arthur on September 10, 2019, March 23, 2020, July 14, 2020, December 2, 2020 and January 20, 2022 pursuant to the Company’s 2015 Equity Incentive Plan (the “Plan”) to extend the post-termination exercise period from 90 days to 18 months upon the termination of Mr. Arthur’s “Continuous Service” (as defined in the Plan) for any reason other than for “Cause” (as defined in the Plan), but not beyond the term of the applicable stock option, and subject to earlier termination (such as in connection with a “Corporate Transaction” (as defined in the Plan) as provided under the Plan.
Mr. Arthur also entered into an updated indemnification agreement with the Company (the “Indemnification Agreement”) to reflect his change in status from an employee of the Company to a consultant.
The foregoing descriptions of the Separation Agreement, the Consulting Agreement, the Notice of Stock Option Amendment and the Indemnification Agreement do not purport to be complete and are qualified in their entirety by reference to the Separation Agreement, the Consulting Agreement, the Notice of Stock Option Amendment and the Indemnification Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.
Amendment to Executive Employment Agreement of Mark J. Rosenblum
On February 20, 2024, the Company and Mark J. Rosenblum, Executive Vice President, Finance and Chief Financial Officer of the Company, entered into that certain Amendment to Executive Employment Agreement (the “Employment Agreement Amendment”), which amends that certain Executive Employment Agreement, dated April 24, 2020, by and between the Company and Mr. Rosenblum solely to provide Mr. Rosenblum with the option to receive any severance that may be owed to Mr. Rosenblum pursuant to Section 5(c)(i) thereof in in equal installments over a period of time or in a lump-sum amount.
The foregoing description of the Employment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement Amendment, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.
Changes to Non-Employee Director Compensation
On February 20, 2024, the Board approved a reduction in cash compensation payable to its non-employee directors. Effective as of April 1, 2024, non-employee directors will receive an annual cash retainer of $30,000 (previously $40,000) for their Board service. In addition, the Chair of the Board will receive an additional annual cash retainer of $20,000 (previously $40,000), the Chair of the Audit Committee of the Board will receive an additional annual cash retainer of $10,000 (previously $20,000), and members of the Audit Committee will receive an additional annual cash retainer of $3,500 (previously $7,500). No additional cash retainers will be paid for serving as a Chair or member of the Compensation Committee of the Board or the Governance and Nominating Committee of the Board. Mr. Arthur is eligible to receive compensation as a non-employee member of the Board.

Item 8.01 Other Events.

On February 22, 2024, the Company issued a press release announcing, among other things, an update to the Company’s review of strategic alternatives to maximize stockholder value, and the Company’s plans to support ongoing seclidemstat clinical trials by implementing cost-saving measures, including the transition of Mr. Arthur to a consultant role as contemplated by the Separation Agreement and the Consulting Agreement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Separation and Release Agreement, dated February 20, 2024, by and between Salarius Pharmaceuticals, Inc. and David J. Arthur
10.2	Consulting Agreement, dated February 20, 2024, by and between Salarius Pharmaceuticals, Inc. and David J. Arthur
10.3	Notice of Stock Option Amendment, dated February 20, 2024, by and between Salarius Pharmaceuticals, Inc. and David J. Arthur.
10.4	Indemnification Agreement, dated February 20, 2024, by and between Salarius Pharmaceuticals, Inc. and David J. Arthur
10.5	Amendment to Executive Employment Agreement, dated February 20, 2024, by and between Salarius Pharmaceuticals, Inc. and Mark J. Rosenblum
99.1	Press release of Salarius Pharmaceuticals, Inc. dated February 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: February 22, 2024	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Chief Financial Officer